SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)   December 18, 1997
                                                      -------------------


                       STORAGE TECHNOLOGY CORPORATION
             --------------------------------------------------
             (Exact Name of Registrant As Specified In Charter)


              Delaware                1-7534              84-0593263
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          (State or other          (Commission          (IRS Employer
          Jurisdiction of          File Number)       Identification No.)
           Incorporation)


           2270 South 88th Street, Louisville, Colorado 80028-4309
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             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code  (303) 673-5151
                                                         ---------------


                               Not applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS

      On December 18, 1997, the Company and International Business Machines Corporation (IBM) announced that they had reached a settlement with the United States Department of Justice (DOJ) resolving the DOJ's investigation of a 1996 original equipment manufacturer (OEM) agreement between the Company and IBM. The DOJ filed a complaint and the proposed settlement with the U.S. District Court for the District of Columbia ("Court") on December 18, 1997. The complaint alleges violations of the federal antitrust laws. The settlement is set forth in a proposed consent decree, which will be effective upon approval by the Court. Concurrently, the Company and IBM announced that they had entered into a new OEM agreement for mainframe disk storage products which replaces the 1996 OEM agreement.

      The terms of the consent decree filed with the Court permit the Company and IBM to continue their relationship, subject to certain prohibitions and constraints. The consent decree only covers disk storage products that are configured for attachment to IBM System 390 and compatible mainframe computers. Under the consent decree, the parties are prohibited from entering into certain types of agreements that would create a substantial economic incentive for the Company to sell mainframe disk storage products only to IBM or prevent competition between the Company and IBM for sales of disk storage products. Such prohibited agreements include, among others, long-term volume purchase commitments by IBM, recovery payments or liquidated damages from IBM as a consequence of its failure to purchase a certain volume of disk storage products, and agreements that condition any obligation of IBM to the Company upon the Company's sales of disk storage products through other distribution channels. The parties are also prohibited from making any changes to the terms of their contractual OEM relationship, or entering into any other agreement, that would be inconsistent with the terms of the consent decree.
In addition, commencing in 1999, the DOJ may impose constraints on the Company's annual volume of disk storage product sales to IBM if the Company does not achieve certain disk storage product sales volumes through other distribution channels. Pursuant to the terms of the consent decree, IBM has granted the Company both royalty-free and royalty-bearing licenses to use the technology developed by the Company and funded by IBM. The consent decree will expire at the end of 2002.

      The new worldwide, non-exclusive OEM agreement ("OEM Agreement") expires in December 2000. Under the terms of the OEM Agreement, the Company will continue to manufacture for IBM disk storage subsystems currently sold by IBM as RAMAC Virtual Storage Array, RAMAC Scalable Storage Array and RAMAC Electronic Storage Array, including the related software (collectively, the "Products"). IBM will continue to consign disk drives for integration into the Products, service the Products that it distributes and fund certain research and development activities associated with the development of certain enhancements to the Products. Technology developed under the OEM Agreement will be owned by IBM, subject to both royalty-free and royalty-bearing storage and other products which the Company may market and distribute either directly under its own trademarks, or indirectly through OEM and other indirect channel arrangements. In addition, the Company has the right to purchase from IBM disk drives to use in certain products outside the scope of the OEM Agreement.

      The OEM Agreement includes Product performance, warranty, delivery and pricing terms, representations and warranties, and indemnities by the parties. Under the OEM Agreement, IBM is not subject to any long-term volume purchase commitments. IBM is obligated to make a payment to the Company in 1998 in consideration for the Company maintaining manufacturing capacity for the Products.

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      The OEM Agreement includes termination provisions.  IBM may elect to terminate the OEM agreement for convenience or for cause, or upon certain instances of change in control or the occurrence of certain other conditions. Upon a termination by IBM for cause, the Company may be required to pay amounts to IBM, certain licenses granted to IBM will become fully paid-up licenses and IBM will have the right to manufacture the Products. The Company may elect to terminate the OEM Agreement for cause. Upon a termination by the Company for cause, IBM may be required to pay amounts to the Company and certain licenses granted to the Company will become fully paid-up irrevocable licenses.

      The Company's success in its mainframe disk storage products business is significantly dependent upon achieving certain product development and delivery milestones contained in the OEM Agreement. The Company's success is also dependent upon IBM continuing to support and successfully market and distribute the Products, and developing and delivering to the Company disk drives for inclusion in the Products. The Company must continue to reduce costs and expenses associated with manufacturing the Products in order to achieve the expected benefits under the OEM Agreement. The OEM arrangement may also cause the Company to incur additional costs associated with unanticipated increases or decreases in manufacturing volumes. As a result of certain provisions included in the consent decree concerning the Company's OEM relationship with IBM, the Company's success in this market is also dependent upon successfully developing new disk storage products and distribution channels for these products. There can be no assurances that the Company will achieve the milestones contained in the OEM Agreement or will be successful in its efforts to develop new disk storage products and distribution channels. Failure to achieve such milestones or develop new products and distribution channels may have a material adverse effect on the Company's business.



ITEM 7.         EXHIBITS

     The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

            (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                        Not applicable

            (B)   PRO FORMA FINANCIAL INFORMATION.

                        Not applicable

            (C)   EXHIBITS.

                        None

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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Storage Technology Corporation


                                           By:    /s/ Thomas G. Arnold
                                                 ------------------------
                                                   Thomas G. Arnold
                                                    Vice President
                                                 and Corporate Controller


Date:  January 9, 1998


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